UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

MEDICUS PHARMA LTD.
(Exact name of registrant as specified in its charter)

Ontario	001-42408	98-1778211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Conshohocken State Road, Suite 200
 Conshohocken, Pennsylvania, United States 19428
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (610) 540-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	MDCX	NASDAQ Capital Market
Warrants, each exercisable for one common share at an exercise price of $4.64 per share	MDCXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Annual and Special Meeting. On June 3, 2026, Medicus Pharma Ltd. (the "Company") held its 2026 Annual General and Special Meeting of Shareholders (the "Meeting"). The matters voted upon at the Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2026.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company's shareholders.

Proposal 1. Shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's 2026 fiscal year and the authorization of the Company's board of directors (the "Board") to fix the auditors' remuneration and terms of engagement:

For	Withhold	Abstain	Broker Non-Votes
28,308,860	756,378	N/A	0

Proposal 2. Shareholders elected all nine of the directors nominated by the Board to serve for one-year terms, until our 2027 annual meeting of shareholders or until their successors are duly elected or appointed, unless they resign, are removed, or become disqualified in accordance with the Articles of Incorporation of the Company (the "Articles") or the Business Corporations Act (Ontario):

Name	For	Withhold	Abstain	Broker Non-Votes
William L. Ashton	15,181,189	354,284	N/A	13,529,765
Dr. Raza Bokhari	15,068,465	467,008	N/A	13,529,765
Robert J. Ciaruffoli	15,186,431	349,042	N/A	13,529,765
Barry Fishman	15,189,646	345,827	N/A	13,529,765
Dr. Larry Kaiser	15,198,014	337,459	N/A	13,529,765
Patrick Mahaffy	15,193,804	341,669	N/A	13,529,765
Dr. Sara R. May	15,192,642	342,831	N/A	13,529,765
Hon. Cathy McMorris Rodgers	15,178,833	356,640	N/A	13,529,765
Ajay Raju	15,190,298	345,175	N/A	13,529,765

Proposal 3. Shareholders approved the special resolution authorizing the Board, in its discretion, to effect a consolidation of the Company's common shares, no par value (the "Common Shares") on the basis of a consolidation ratio to be determined by the Board, up to a maximum ratio of 50 pre-consolidation Common Shares for every one post-consolidation Common Share, if the Board determines such a consolidation is necessary or desirable, including, without limitation, for the purpose of meeting any applicable stock exchange or regulatory requirements. Shareholder approval of this Proposal 3 required the affirmative vote of at least two-thirds of the votes cast by the shareholders present at the Meeting in person or by proxy:

For	Against	Abstain	Broker Non-Votes
26,729,776	2,335,461	N/A	1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICUS PHARMA LTD.

By:	/s/ Raza Bokhari
Name:	Dr. Raza Bokhari
Title:	Executive Chairman and Chief Executive Officer

Dated: June 4, 2026